SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): October 11, 2001


                              LACLEDE STEEL COMPANY
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                         0-3855                    43-0368310
----------------------       ----------------       ------------------------
(State or Other               (Commission               (I.R.S. Employer
Jurisdiction of                File Number)           Identification Number)
Incorporation)


440 North Fourth Street, 3rd Floor
St. Louis, Missouri                                       63102
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(Address of Principal Executive Offices)                  (Zip Code)



               Registrant's telephone number, including area code:
                                  314-425-1400
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Item 5.  Other Events.

     The Registrant is filing its reports to the U.S. Bankruptcy Court for the periods ended July 31, 2001 and August 31, 2001, which were filed with the Bankruptcy Court on October 11, 2001.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              Exhibit No. 99.1 Report to U.S. Bankruptcy Court for July 31, 2001 and August 31, 2001

              (Referenced to Item 601(b) of Regulation S-K)


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LACLEDE STEEL COMPANY
                            (Registrant)

Date: October 16, 2001      By: /s/ Michael H. Lane
                               ------------------------------------------------
                                Michael H. Lane
                                Executive Vice President and
                                Chief Financial Officer